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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                   June 6, 2001


                         International Knife & Saw, Inc.

               (Exact Name of Registrant as Specified in Charter)

                       333-17305 (Commission File Number)

         Delaware                                              57-0697252
        (State or Other Jurisdiction of                      (I.R.S. Employer
        Incorporation)                                       Identification No.)

                                 1299 Cox Avenue
                            Erlanger, Kentucky 41018
                    (Address of principal executive offices)

                                 (859) 371-0333
              (Registrant's telephone number, including area code)


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


                      INFORMATION TO BE INCLUDED IN REPORT


Item 2.  Acquisition or Disposition of Assets.

         On June 6, 2001, International Knife & Saw, Inc., a Delaware corporation ("the Company"), sold all of the issued and outstanding capital stock of IKS Klingelnberg GmbH, a wholly-owned German subsidiary of the Company ("IKSK"), to Diether Klingelnberg and TKM GmbH i.G., a company organized under the laws of Germany ("TKM" and, together with Mr. Klingelnberg, the "Purchasers"), for approximately $11.7 million in cash. The Company expects to record a loss on the sale of IKSK of approximately $7.9 million. The loss is subject to adjustment based on final closing values and transaction expenses. The proceeds from the sale were immediately applied to repay all indebtedness and other obligations owed by the Company to Deutsche Bank AG, the Company's senior lender.

         Mr. Klingelnberg and Thomas W.G. Meyer are managing directors and stockholders of TKM. Mr. Meyer is a minority stockholder of IKS Corporation, a Delaware corporation and the parent of the Company ("Parent"). In addition, until April 20, 2001 Mr. Klingelnberg served as a director of the Company and Parent, and until May 31, 2001 Mr. Meyer served as an Executive Vice President of the Company and Parent. At the time of the sale, Mr. Meyer was the Chief Executive Officer of IKSK. The amount of consideration paid to the Company for the issued and outstanding capital stock of IKSK was determined by arms-length negotiation between the Board of Directors of the Company and the Purchasers.

         In connection with the sale, the Purchasers agreed that, for a period of 18 months and subject to certain conditions, IKSK would continue the existing trading arrangements between the Company and IKSK with respect to current products manufactured by IKSK and purchased by the Company.

         Prior to the sale, the holders of a majority in aggregate principal amount of the Company's Series B 11-3/8% Senior Subordinated Notes due 2006 (the "Notes") consented to the sale and waived compliance by the Company with the provisions of Section 4.14 (Limitation on Transactions with Affiliates), Section
4.15 (Change of Control), Section 4.16 (Limitation on Asset Sales) and Article Five of the Indenture governing the Notes, as well as any other relevant provisions of such Indenture, to the extent applicable to the transaction.



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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (b) Pro Forma Financial Information (Unaudited)

On June 6, 2001, the Company sold all of the issued and outstanding capital stock of IKSK to the Purchasers for approximately $11.7 million in cash. The Company expects to record a loss on the sale of IKSK of approximately $7.9 million. The loss is subject to adjustment based on final closing values and transaction expenses. The proceeds from the sale were immediately applied to repay all indebtedness and other obligations owed by the Company to Deutsche Bank AG, the Company's senior lender.

Set forth below are the unaudited pro forma consolidated balance sheet of the Company at March 31, 2001, and the unaudited pro forma consolidated statements of income of the Company for the year ended December 31, 2000 and for the three months ended March 31, 2001.

The unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statements of income (collectively, the "Pro Forma Financial Information") are based on the historical consolidated financial statements of the Company, adjusted to give effect to the disposition of IKSK. The unaudited pro forma consolidated balance sheet gives effect to the disposition as if it had occurred on March 31, 2001. The unaudited pro forma consolidated statements of income give effect to the disposition as if it had occurred on January 1, 2000. The loss on the sale of IKSK is not considered in the presented unaudited pro forma consolidated statements of income.

The Pro Forma Financial Information is presented for informational purposes and does not purport to represent what the Company's financial position or results of operations would actually have been had the disposition of IKSK occurred on the dates specified or to project the Company's financial position and results of operations at any future date or for any future period. The Pro Forma Financial Information reflects certain assumptions described in the accompanying notes. The Pro Forma Financial Information should be read in conjunction with the historical consolidated financial statements of the Company previously filed with the Securities and Exchange Commission.


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


                                      International Knife & Saw, Inc. and Subsidiaries
                                                 Pro Forma Consolidated Balance Sheet
                                                              (Unaudited)
                                                            (in thousands)

                                                                           March 31, 2001
                                            ------------------------------------------------------------------------------

                                                Historical                            Disposition           Pro Forma
                                              International       Historical           Pro Forma          International
                                            Knife & Saw, Inc.      IKSK (a)           Adjustments        Knife & Saw, Inc.
                                            -----------------      --------           -----------        -----------------
Assets
Current assets:
   Cash and cash equivalents                     $  3,423       $   (2,702)             $      -          $       721
   Accounts receivable, trade, less
   allowances for doubtful accounts                24,543          (12,975)                    -               11,568
   Inventories                                     29,032          (14,449)                  122(b)            14,705
   Due (to) from parent                               (40)          (2,306)                2,306(c)               (40)
   Other current assets                             2,425           (1,406)                    -                1,019
                                            -----------------------------------------------------------------------------
Total current assets                               59,383          (33,838)                2,428               27,973

Other assets:
   Goodwill                                        13,994           (6,703)                    -                7,291
   Debt issuance costs                              2,154                -                     -                2,154
   Other noncurrent assets                          2,138           (1,435)                    -                  703
                                            -----------------------------------------------------------------------------
                                                   18,286           (8,138)                    -               10,148

Property, plant and equipment-net                  45,249          (24,797)                    -               20,452

                                            -----------------------------------------------------------------------------
            Total assets                       $  122,918        $ (66,773)             $  2,428            $  58,573
                                            =============================================================================

See notes to Unaudited Pro Forma Consolidated Balance Sheet.


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

                                           International Knife & Saw, Inc. and Subsidiaries
                                           Pro Forma Consolidated Balance Sheet (Continued)
                                                              (Unaudited)
                                                            (in thousands)

                                                                          March 31, 2000
                                        -------------------------------------------------------------------------------

                                               Historical                            Disposition         Pro Forma
                                             International       Historical           Pro Forma        International
                                           Knife & Saw, Inc.      IKSK (a)           Adjustments      Knife & Saw, Inc.
                                           -----------------      --------           -----------      -----------------

Liabilities and Shareholder's deficit
Current liabilities:
   Notes payable                           $     22,077       $    (10,358)          $  (11,719)(d)     $        -
   Current portion of long-term debt              3,563             (2,533)                   -              1,030
   Accounts payable                               9,477             (5,247)               2,306 (c)          6,536
   Accrued liabilities                           14,799             (6,503)                   -              8,296
                                           ---------------------------------------------------------------------------
Total current liabilities                        49,916            (24,641)              (9,413)            15,862

Long-term debt, less current portion            106,287            (14,376)                   -             91,911
Other liabilities                                 8,426             (7,810)                   -                616
                                           ---------------------------------------------------------------------------
Total liabilities                               164,629            (46,827)              (9,413)           108,389

Minority interest                                 1,105             (1,105)                   -                  -

Shareholder's deficit:
   Common stock                                       5                  -                    -                  5
   Additional paid-in capital                    10,153                  -                    -             10,153
   Accumulated deficit                          (43,581)                 -               (7,000)(e)        (50,581)
   Accumulated other
   comprehensive loss                            (5,961)                 -                    -             (5,961)
   Treasury stock, at cost                       (3,432)                 -                    -             (3,432)
                                           ---------------------------------------------------------------------------
Total shareholder's deficit                     (42,816)                 -               (7,000)           (49,816)

Total liabilities and shareholder's
deficit                                    $    122,918        $    (47,932)         $  (16,413)        $   58,573
                                           ===========================================================================

See notes to Unaudited Pro Forma Consolidated Balance Sheet.


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

                International Knife & Saw, Inc. and Subsidiaries

                  Notes to Pro Forma Consolidated Balance Sheet
                                   (Unaudited)
                                 (in thousands)

(a) The amounts in the "Historical IKSK" column are derived from the unaudited consolidated balance sheet of IKSK at March 31, 2001, which was prepared based on accounting principles generally accepted in the United States.

(b) Adjustment to inventory to record the intercompany profit included in the Company's inventories purchased from IKSK.

(c) Adjustment to reflect the Company's intercompany payable balances with IKSK as third party trade payables.

(d)      Reflects  the  use  of  the  proceeds   from  the  sale  to  repay  the
         indebtedness and other obligations due to the Company's senior lender.

(e) Adjustment to accumulated deficit to reflect loss on the sale of IKSK at March 31, 2001.







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


                                  International Knife & Saw, Inc. and Subsidiaries
                                     Pro Forma Consolidated Statements of Income
                                                     (Unaudited)
                                       (in thousands, except per share amounts)

                                                                     Three Months Ended March 31, 2001
                                          -------------------------------------------------------------------------

                                              Historical                          Disposition         Pro Forma
                                            International       Historical         Pro Forma        International
                                          Knife & Saw, Inc.      IKSK (a)         Adjustments(b)   Knife & Saw, Inc.
                                          -----------------      --------         -----------     -----------------

Net sales                                     $    38,745     $  (18,398)         $    16 (c)      $    20,363

Cost of sales                                      28,909        (12,490)            (106)(d)           16,313
                                              ------------------------------------------------------------------------
Gross profit                                        9,836         (5,908)             122                4,050

Selling, general and administrative expenses        9,435         (4,129)              -                 5,306
                                              ------------------------------------------------------------------------
Operating income                                      401         (1,779)             122               (1,256)

Other expenses (income):
    Interest income                                  (169)            30               -                  (139)
    Interest expense                                3,219           (409)            (116)(e)            2,694
    Minority interest                                  52            (52)              -                     -
                                              ------------------------------------------------------------------------
                                                    3,102           (431)            (116)               2,555
                                              ------------------------------------------------------------------------
Loss before income taxes                           (2,701)        (1,348)             238               (3,811)

Benefit for income taxes                             (547)          (467)              -                (1,014)
                                              ------------------------------------------------------------------------
Net loss                                      $    (2,154)      $   (881)      $      238           $   (2,797)
                                              ========================================================================

Net loss per common share                     $     (4.47)                                          $    (5.80)

See Notes to Unaudited Pro Forma Consolidated Statements of Income.

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




                                         International Knife & Saw, Inc. and Subsidiaries
                                            Pro Forma Consolidated Statements of Income
                                                            (Unaudited)
                                              (in thousands, except per share amounts)


                                                                       Year Ended December 31, 2000
                                               ------------------------------------------------------------------------

                                                   Historical                          Disposition         Pro Forma
                                                 International       Historical         Pro Forma       International
                                               Knife & Saw, Inc.      IKSK (a)         Adjustments(b)  Knife & Saw, Inc.
                                               -----------------     ----------        -----------     -----------------

Net sales                                         $  160,917        $ (68,185)       $     135 (c)     $   92,867

Cost of sales                                        120,388          (46,890)              13 (d)         73,511
                                                  ----------------------------------------------------------------------
Gross profit                                          40,529          (21,295)             122             19,356

Selling, general and administrative expenses          40,026          (15,554)              -              24,472
                                                  ----------------------------------------------------------------------
Operating income                                         503           (5,741)             122             (5,116)


Other expenses (income):
    Interest income                                     (179)             134               -                 (45)
    Interest expense                                  13,210           (1,550)            (356)(e)         11,304
    Minority interest                                    157             (157)              -                   -
                                                  ----------------------------------------------------------------------
                                                      13,188           (1,573)            (356)            11,259
                                                  ----------------------------------------------------------------------
Loss before income taxes                             (12,685)          (4,168)             478            (16,375)


Provision (benefit) for income taxes                   2,844           (1,488)                              1,356
                                                  ----------------------------------------------------------------------
Net loss                                          $  (15,529)       $  (2,680)      $      478         $  (17,731)
                                                  ======================================================================

Net loss per common share                         $   (32.22)                                          $   (36.79)

See Notes to Unaudited Pro Forma Consolidated Statements of Income.


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

                International Knife & Saw, Inc. and Subsidiaries

          Notes to Pro Forma Consolidated Condensed Statement of Income
                                   (Unaudited)
                                 (in thousands)


(a) The amounts in the "Historical IKSK" column are derived from the unaudited consolidated statement of income of IKSK for the quarter ended March 31, 2001 and the audited consolidated statement of income of IKSK for the year ended December 31, 2000, which were prepared based on accounting principles generally accepted in the United States.

(b) The loss on the sale of IKSK is not considered in the unaudited pro forma consolidated statements of income.

(c) Adjustment to net sales to record sales from the Company to IKSK, previously eliminated.

(d) Adjustment to cost of sales to record the intercompany profit included in the Company's inventories purchased from IKSK.

(e)      Decrease  in  interest   expense  to  reflect  the   repayment  of  the
         indebtedness and other obligations due to the Company's senior lender.




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

(c)      Exhibits


         Exhibit 10.01 Agreement dated as of June 5, 2001 among TKM GmbH, i.G., Diether Klingelnberg and International Knife & Saw, Inc.
         Exhibit 10.02   Notarial Deed
         Exhibit 10.03 Supply Agreement dated June 5, 2001 among TKM GmbH, i.G., Diether Klingelnberg and International Knife & Saw, Inc.









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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  INTERNATIONAL KNIFE & SAW, INC.

                             By:  /s/ William M. Schult
                                  ------------------------------------------
                                  William M. Schult, Executive Vice President
                                  Chief Financial Officer, Treasurer and
                                  Secretary (Principal Financial and Accounting Officer, and Executive Committee member)

                                  Date:  June 19, 2001









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



                                  EXHIBIT INDEX


         Exhibit 10.01 Agreement dated as of June 5, 2001 among TKM GmbH, i.G., Diether Klingelnberg and International Knife & Saw, Inc.
         Exhibit 10.02   Notarial Deed
         Exhibit 10.03 Supply Agreement dated June 5, 2001 among TKM GmbH, i.G., Diether Klingelnberg and International Knife & Saw, Inc.















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